SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by

Rule 14c-5(d)(2))

[   ]

Definitive Information Statement

Retirement Income Trust

----------------------------------------------

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[   ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per  unit  price  or  other  underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for  which  the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

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RETIREMENT INCOME TRUST

-----------------------------

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 4, 2004

------------------------

TO OUR SHAREHOLDERS:

A special meeting of shareholders of the RETIREMENT INCOME TRUST will be held at 5553 Woodmont Street, Pittsburgh, Pennsylvania 15217, on Monday, October 4, 2004, at 10:00 a.m., EDST. The purposes of the meeting are:

First, to consider and act upon a proposal to authorize the following amendment to the Trust's Operating policies:

To change Policy number 8, which currently reads “Oil and Gas Programs–Purchase participation of other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 15% of the value of the total assets of the Fund would be invested in such programs;

to read, as follows: “Oil and Gas Programs–Purchase participation or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 15% of the value of the total assets of the Fund would be invested in such programs, provided that this policy shall not affect indirect interests such as shares of stock or beneficial interest in publicly owned oil companies or trusts;”.

Second, to consider and act upon a proposal to replace the existing Agreement with the Investment Adviser with the two Agreements attached hereto as Annexes A and B.  The Board of Directors has fixed the close of business on September 2, 2004, as the record date.  Holders of our shares of record at the close of business on the record date are entitled to receive notice of and to vote at the meeting, or any adjournment of the meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The accompanying Information Statement is furnished on behalf of the Board of Trustees pursuant to Section 14(c) of the Securities Exchange Act of 1934 to

provide notice of the meeting.

                                          By Order of the Board of Trustees,

                                          /s/ Frances Lando

                                          --------------------------------------

                                          Frances Lando, Secretary

Pittsburgh, Pennsylvania

Dated:  September 13, 2004

RETIREMENT INCOME TRUST

5553 Woodmont Street

Pittsburgh, Pennsylvania 15217

INFORMATION STATEMENT

---------------------------------------

This Information Statement is furnished by the Board of Trustees of the Retirement Income Trust to provide notice of a special meeting of shareholders to be held at 5553 Woodmont Street, Pittsburgh, Pennsylvania 15217, on Monday, October 4, 2004, at 11:00 a.m., EDST, or any adjournment of the meeting, for the purposes set forth in the foregoing Notice of Special Meeting of Shareholders.

Our Board of Trustees has fixed the close of business on September 2, 2004, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting, or any adjournment of the meeting.  There were 24,230.764 shares of beneficial interest issued and outstanding on September 2, 2004.  We anticipate that this Information Statement will be mailed or furnished on or about September 13, 2004, to all shareholders of record as of the record date.

Michael and Frances Lando, our executive officers and controlling stockholders, will vote their shares of common stock in favor of the proposals.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTION TO BE TAKEN AT THE SPECIAL MEETING OF STOCKHOLDERS.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

RECORD DATE AND VOTING RIGHTS

Our shares of beneficial interest in The Retirement Income Fund is our only outstanding class or series of voting securities.  Shareholders of record at the close of business on September 2, 2004, the record date for determining shareholders entitled to notice, are the only shareholders entitled to vote at the meeting.  As of the record date, there were 24,230.764 shares outstanding and entitled to vote.  Each shareholder entitled to vote shall have one vote for each share of beneficial interest registered in the shareholder's name on our books as of the record date.

QUORUM FOR MEETING

Our governing documents require that one-third of the outstanding shares entitled to vote, present in person or by proxy, shall constitute a quorum for the conduct of business at all meetings of shareholders.  A total of 18,947.859 shares, representing 78.2% of our outstanding shares, common stock owned by Frances and Michael Lando, will be present in person at the meeting.  Thus, there will be a quorum for the purpose of approving the proposals.

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VOTING AT MEETING

At the special meeting of shareholders to be held on October 4, 2004, shareholders holding 78.2% of our outstanding voting stock intend to approve the proposals.

PURPOSE AND EFFECT OF CHANGES

The change to Operating Policy Number 8 is to further clarify its intended meaning.  The replacement of the existing Advisory Agreement with the proposed new Agreements will reduce the total maximum annual costs to shareholders from 2% of average net assets of the Fund to 1.65% of the average net assets.

VOTE REQUIRED

Adoption of the proposals requires approval by a vote (A) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (B) of more than 50% of the outstanding shares of the Trust, whichever is the less. Michael and Frances Lando, shareholders who own 186,947,859 shares of beneficial interest, representing approximately 78.2% of the total number of our outstanding shares of beneficial interest, intend to vote at the special meeting of stockholders to be held on October 4, 2004, in favor of the proposals.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the ownership of our shares as of the record date on September 2, 2004, by each shareholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, each director and executive officer and all directors and executive officers as a group.  Each of our shareholders has sole voting and investment power with respect to the shares he/she beneficially owns.

    Shares

    Name and Address of

Beneficially

 Percent

       Beneficial Owner

   Owned

of Class

----------------------------

--------------

---------

Michael and Frances Lando

18,947.859

           78.20%

5553 Woodmont Street

Pittsburgh, Pennsylvania 15217

Philip Lando

  3,257.139

13.44%

18731 Pintail Lane

Gaithersburg, MD 20879

Carol Siegel

     524.347

  2.16%

2 Lear Drive

Pittsburgh, PA 15235

All Trustees and executive

19,472.206

80.36%

Officers as a Group (three persons)

As of the record date, there were 24,230.764 shares of beneficial interest issued and outstanding and entitled to vote.  Each share of beneficial interest entitles its holder to one vote.  Mr. and Ms. Lando serve as our executive officers, and Mr. Lando and Ms. Siegel are members of our Board of Trustees.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

(i)

Any director or officer since the beginning of our last fiscal year;

or

(ii)

Any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed above in the section entitled “Principal Stockholders and Security Ownership of Management.”  No trustee has advised that (s)he intends to oppose the proposed amendments to the Fundamental Policies of the Fund as more particularly  described in this Information Statement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Retirement Income Trust has duly caused this report to be signed by the undersigned thereunto authorized.

RETIREMENT INCOME TRUST

                                   By: /s/ MICHAEL S. LANDO

                                   -------------------------------------------

                                   Michael S. Lando, President

Pittsburgh, Pennsylvania

September 13, 2004

ANNEX A

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

RETIREMENT INCOME TRUST

     This Agreement is made and entered into as of the ___ of October, 2004,  by and between  Retirement  Income Trust, a Delaware statutory trust (the "Fund"),

and Retirement Income Advisers, a Pennsylvania statutory trust ("Adviser").

WHEREAS, the Fund is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"), and is authorized to issue shares representing interests in the following series:

               The Retirement Income Fund (the "Portfolio"); and

WHEREAS,  Adviser is registered as an  investment  adviser under the  Investment

Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS,  the Fund  desires  to  retain  Adviser  to render  certain  investment management services to the Fund and Adviser is willing to render such services;

NOW THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

     1.   OBLIGATIONS OF INVESTMENT ADVISER

(A)  SERVICES. Adviser agrees to perform the following services (the "Services")

     for the Fund:

     (1)  manage the investment and reinvestment of the Portfolio's assets;

     (2)  continuously review,  supervise, and administer the investment program of the Portfolio;

                                       1


     (3)  determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions);

     (4)  provide the Fund with records  concerning  Adviser's  activities which the Fund is required to maintain; and

     (5)  render regular reports to the Fund's officers and directors concerning

          Adviser's discharge of the foregoing responsibilities.

     Adviser  shall  discharge  the  foregoing  responsibilities  subject to the general  supervision  and control of the officers and the  directors of the Fund and in  compliance  with such  policies as the  directors  may from time to time establish,  and in compliance with the objectives,  policies, and limitations of the  Portfolio  set forth in the Fund's  prospectus  and statement of additional information,  as amended  from time to time,  and with all  applicable  laws and regulations. All Services to be furnished by Adviser under this Agreement may be furnished through the medium of any directors,  officers or employees of Adviser or through such other parties as Adviser may determine from time to time.

     Adviser agrees,  at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings,

equipment  and  personnel as may be  reasonably  required in the judgment of the

Board of  Directors of the Fund to perform the Services on the terms and for the compensation  provided  herein.  Adviser  shall  authorize and permit any of its officers,  directors and employees,  who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected.

     Except to the extent expressly  assumed by Adviser herein and except to the extent  required by law to be paid by Adviser,  the Fund shall pay all costs and expenses in connection with its operation and organization.

     (B) BOOKS AND RECORDS.  All books and records  prepared and  maintained  by

Adviser for the Fund under this Agreement shall be the property of the Fund and,

upon request therefor, Adviser shall surrender to the Fund such of the books and records so requested.

     2. PORTFOLIO  TRANSACTIONS.  Adviser is authorized to select the brokers or dealers that will execute the  purchases and sales of portfolio  securities  for the  Portfolio  and is directed  to use its best  efforts to obtain the best net results as described in the Fund's prospectus from time to time. Adviser may, in its discretion,  purchase and sell portfolio  securities from and to brokers and dealers who provide the Portfolio  with research,  analysis,  advice and similar services,  and  Adviser  may pay to these  brokers  and  dealers,  in return for research  and  analysis,  a higher  commission  or spread than may be charged by other brokers and dealers,  provided that Adviser  determines in good faith that such commission is reasonable in terms either of that particular  transaction or of the overall  responsibility  of Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Portfolio over the long-term.  Adviser will promptly communicate to the  officers  and the  directors  of the Fund such  information  relating to portfolio transactions as they may reasonably request.

                                       2


     3. COMPENSATION OF ADVISER. The Fund will pay to Adviser on the last day of each month a fee at an annual rate equal to 0.45% of the daily average net asset value of the  Portfolio,  such fee to be computed daily based upon the net asset value of the Portfolio as determined by a valuation made in accordance  with the

Fund's  procedure for calculating  Portfolio net asset value as described in the

Fund's Prospectus and/or Statement of Additional Information.  During any period when the  determination  of a  Portfolio's  net asset value is  suspended by the directors of the Fund, the net asset value of a share of the Portfolio as of the last  business  day prior to such  suspension  shall,  for the  purpose  of this

Paragraph  3, be deemed to be net  asset  value at the close of each  succeeding business day until it is again determined.

     4. STATUS OF  INVESTMENT  ADVISER.  The services of Adviser to the Fund are not to be deemed exclusive, and Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.  Adviser shall be deemed to be an  independent  contractor  and shall,  unless  otherwise expressly provided or authorized,  have no authority to act for or represent the

Fund in any way or  otherwise  be deemed an agent of the Fund.  Nothing  in this

Agreement shall limit or restrict the right of any director, officer or employee of Adviser,  who may also be a director,  officer,  or employee of the Fund,  to engage in any other  business or to devote his or her time and attention in part to the management or other aspects of any other  business,  whether of a similar nature or a dissimilar nature.

     5. PERMISSIBLE INTERESTS.  Directors,  agents, and stockholders of the Fund are or may be  interested  in Adviser (or any  successor  thereof) as directors,

partners,  officers,  or stockholders,  or otherwise,  and directors,  partners,

officers,  agents,  and  stockholders of Adviser are or may be interested in the

Fund as directors,  stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Fund as a stockholder or otherwise.

     6. LIABILITY OF INVESTMENT ADVISER. Adviser assumes no responsibility under this  Agreement  other than to render the services  called for hereunder in good faith.  Adviser  shall not be liable for any error of  judgment  or for any loss suffered  by the Fund in  connection  with the  matters to which this  Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of  compensation  for services (in which case any award of damages shall be limited to the  period  and the amount set forth in Section  36(b)(3)  of the

Investment Company Act of 1940 or a loss resulting from willful misfeasance, bad faith or gross  negligence on its part in the  performance  of, or from reckless disregard by it of its obligations and duties under, this Agreement.

     7. TERM.  This Agreement shall remain in effect until October __, 2005, and from year to year  thereafter  provided  such  continuance  is approved at least annually by (1) the vote of a majority of the Board of  Directors of the Fund or

(2) a vote of a "majority"  (as that term is defined in the  Investment  Company

Act of 1940) of the Fund's outstanding securities, provided that in either event the  continuance  is also approved by the vote of a majority of the directors of the Fund who are not  parties to this  Agreement  or  "interested  persons"  (as defined  in the Act) of any such  party,  which  vote  must be cast in person at meeting  called for the purpose of voting on such approval;  provided,  however,

that;

     (a)  the Fund may,  at any time and  without  the  payment of any  penalty,

          terminate this  Agreement upon 60 days written notice to Adviser;

                                       3


     (b)  the  Agreement  shall  immediately  terminate  in  the  event  of  its assignment  (within the meaning of the Act and the Rules  thereunder);

          and

     (c)  Adviser may terminate this Agreement  without payment of penalty on 60 days written notice to the Fund; and

     (d)  the  terms  of  paragraph  6  of  this  Agreement  shall  survive  the termination of this Agreement.

     8.  AMENDMENTS.  No provision  of this  Agreement  may be changed,  waived,

discharged or terminated  orally, but only by an instrument in writing signed by the  party  against  which  enforcement  of the  change,  waiver,  discharge  or termination  is sought,  and no amendment of this  Agreement  shall be effective until  approved by vote of the  holders of a majority of the Fund's  outstanding voting securities.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed as of the day and the year first written above.

RETIREMENT INCOME TRUST           RETIREMENT INCOME ADVISERS

-------------------------------                 ------------------------------

By: Michael S. Lando                        By: Michael S. Lando

President                                        President

ATTEST:                                         ATTEST:

-------------------------------                 ------------------------------

By:

   ----------------------------                 ------------------------------

Its:  Secretary                                 Its:  Secretary

[Corporate Seal]                                [Corporate Seal]

ANNEX B

OPERATING SERVICES AGREEMENT

RETIREMENT INCOME TRUST

     THIS  AGREEMENT  is made and  entered  into as of the ____ day of  October,

2004, by and between RETIREMENT INCOME TRUST, A  Pennsylvania  statutory  trust

(the "Fund"),  and  RETIREMENT  INCOME  ADVISERS  (hereinafter  referred  to as

"Manager").

     WHEREAS, the Fund is an open-end management investment company,  registered under the Investment Company Act of 1940, as amended (the "Act"), and authorized to issue shares representing interests in the following series:

     The Retirement Income Fund (the "Portfolio"); and

     WHEREAS,   Manager  is  registered  as  an  investment  adviser  under  the

Investment Advisers Act of 1940, and engages in the business of asset management and the provision of certain other administrative and recordkeeping  services in connection therewith; and

     WHEREAS,  the Fund wishes to engage Manager, to provide, or arrange for the

provision  of,  certain  operational   services  which  are  necessary  for  the

day-to-day  operations  of the  Portfolio  in the  manner  and on the  terms and conditions hereinafter set forth, and Manager wishes to accept such engagement;

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants hereinafter contained, the Fund and Manager agree as follows:

1.   OBLIGATIONS OF MANAGER

     (a)  Services. The Fund hereby retains Manager to provide, or, upon receipt of  written  approval  of the Fund  arrange  for  other  companies  to provide,  the following services to the Portfolio in the manner and to the  extent  that  such  services  are  reasonably  necessary  for the operation of the Portfolio (collectively, the "Services"):

          (1)  accounting  services and functions,  including costs and expenses of any independent public accountants;

          (2)  non-litigation  related legal and compliance services,  including the expenses of maintaining registration and qualification of the

               Fund  and the  Portfolio  under  federal,  state  and  any  other applicable laws and regulations;

                                       1


          (3)  dividend disbursing agent,  dividend reinvestment agent, transfer agent, and registrar services and functions  (including answering inquiries related to shareholder Portfolio accounts);

          (4)  custodian and depository services and functions;

          (5)  distribution, marketing, and/or underwriting services;

          (6)  independent pricing services;

          (7)  preparation   of  reports   describing   the  operations  of  the

               Portfolio,  including  the costs of  providing  such  reports  to broker-dealers,  financial  institutions and other  organizations which  render  services and  assistance  in  connection  with the distribution of shares of the Portfolio;

          (8)  sub-accounting  and  recordkeeping  services and functions (other than those books and records required to be maintained by Manager under the  Investment  Advisory  Agreement  between  the Fund and

               Manager  dated October ___, 2004),   including   maintenance   of

               shareholder  records and shareholder  information  concerning the status  of  their  Portfolio  accounts  by  investment  advisors,

               broker-dealers,  financial institutions,  and other organizations on behalf of Manager;

          (9)  shareholder  and  board  of  directors   communication  services,

               including  the  costs of  preparing,  printing  and  distributing

               notices   of   shareholders'    meetings,    proxy    statements,

               prospectuses,  statements  of additional  information,  Portfolio

               reports,   and  other  communications  to  the  Fund's  Portfolio

               shareholders,  as well as all expenses of shareholders' and board

               of   directors'   meetings,   including  the   compensation   and

               reimbursable expenses of the directors of the Fund;

          (10) other day-to-day administrative services,  including the costs of designing, printing, and issuing certificates representing shares of the Portfolio,  and premiums for the fidelity bond  maintained by the  Fund  pursuant  to  Section  17(g)  of the Act and  rules promulgated  thereunder  (except  for  such  premiums  as  may be allocated to third parties, as insureds thereunder).

     (b)  Exclusions from Service.  Notwithstanding  the provisions of Paragraph

          1(a) above,  the  Services  shall not include and Manager  will not be responsible for any of the following:

          (1)  all brokers'  commissions,  issue and transfer  taxes,  and other costs  chargeable to the Fund or the Portfolio in connection with securities  transactions  to which the Fund or the Portfolio is a party or in connection with  securities  owned by the Fund or the

               Portfolio;

          (2)  the interest on indebtedness, if any, incurred by the Fund or the

               Portfolio;

                                       2


          (3)  the taxes, including franchise, income, issue, transfer, business license,  and other  corporate  fees  payable  by the Fund or the

               Portfolio to federal,  state, county, city, or other governmental agents;

          (4)  the expenses,  including fees and  disbursements  of counsel,  in connection  with  litigation  by  or  against  the  Fund  or  the

               Portfolio; and

          (5)  any other extraordinary expense of the Fund or Portfolio.

     (c)  Books and Records.  All books and records  prepared and  maintained by

          Manager for the Fund under this Agreement shall be the property of the

          Fund and, upon request  therefor,  Manager shall surrender to the Fund such of the books and records so requested.

     (d)  Staff and  Facilities.  Manager  assumes and shall pay for maintaining the staff,  personnel,  space,  equipment and facilities  necessary to perform its obligations under this Agreement.

2.   OBLIGATIONS OF THE FUND

     (a)  Fee.  The Fund will pay to Manager on the last day of each month a fee at an  annual  rate  equal  to  0.75%  of  average  net  asset  of the

          Portfolio,  such fee to be  computed  daily  based  upon the net asset value of the Portfolio as determined by a valuation made in accordance with the Fund's procedure for calculating Portfolio net asset value as described in the Fund's  Prospectus  and/or  Statement  of  Additional

          Information.   During  any  period  when  the   determination  of  the

          Portfolio's net asset value is suspended by the directors of the Fund,

          the  net  asset  value  of a share  of the  Portfolio  as of the  last business day prior to such suspension  shall,  for the purpose of this

          Paragraph  2(a),  be deemed to be the net asset  value at the close of each succeeding business day until it is again determined.

     (b)  Information.  The Fund will,  from time to time,  furnish or otherwise make  available to Manager such  information  relating to the business and  affairs of the  Portfolio  as Manager may  reasonably  require in order to discharge its duties and obligations hereunder.

3.   TERM.

This  Agreement  shall remain in effect until October 15, 2005, and from year to year thereafter  provided such  continuance is approved at least annually by (1)

the vote of a majority of the Board of  Directors of the Fund or (2) a vote of a

"majority"  (as that term is defined in the  Investment  Company Act of 1940) of the Fund's outstanding securities; provided, however, that;

     (a)  at any time and  without  the  payment  of any  penalty,  the Fund may terminate this Agreement upon 90 days written notice to Manager;

     (b)  this  Agreement  shall  immediately  terminate  in  the  event  of its assignment  (within the meaning of the Act and the Rules  thereunder);

          and

                                       3


     (c)  at any time and  without  the  payment  of any  penalty,  Manager  may terminate this Agreement upon 90 days written notice to the Fund.

4.   MISCELLANEOUS

(a)  Performance  Review.  Manager  will  permit  representatives  of the  Fund,

     including the Fund's independent auditors, to have reasonable access to the personnel and records of Manager in order to enable such representatives to monitor the quality of services  being  provided  and the level of fees due

     Manager pursuant to this Agreement.  In addition,  Manager  shall  promptly deliver  to the  Board of  Directors  of the Fund such  information  as may reasonably be requested  from time to time to permit the Board of Directors to make an informed determination  regarding continuation of this Agreement and the payments contemplated to be made hereunder.

(b)  Choice of Law. This  Agreement  shall be construed in  accordance  with the laws of the State of Pennsylvania and the applicable provisions of the Act.

     To the extent the applicable law of the State of Pennsylvania or any of the provisions  herein conflict with the applicable  provisions of the Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

RETIREMENT INCOME TRUST           RETIREMENT INCOME ADVISERS

-------------------------------                -----------------------------

By: Michael S. Lando                       By: Michael S. Lando

Its:  President                                Its:  President

ATTEST:                                        ATTEST:

-----------------------------                  -----------------------------

By:                                            By:

    --------------------------                     -------------------------

Secretary                                      Secretary

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